UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (IRS Employer Identification No.)

	CPI Card Group Inc. 10368 W. Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement

On May 6, 2025, CPI CG Inc., a Delaware corporation (“CPI CG”), a  wholly-owned subsidiary of CPI Card Group Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated May 6, 2025 (the “Merger Agreement”), by and among CPI CG, Apollo Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of CPI CG (“Merger Sub”), Arroweye Solutions, Inc., a Delaware corporation (“ASI”), and WT Representative LLC solely in its capacity as the representative of the ASI securityholders (the “Holder Representative”), whereby, upon the terms and subject to the conditions set forth therein, Merger Sub merged with and into ASI, with ASI surviving the merger as a wholly-owned subsidiary of CPI CG (the “Merger”). ASI is a privately-owned provider of on-demand card production, personalization, and fulfillment solutions for the United States payment card industry, with its headquarters and production facility located in Las Vegas, Nevada. The Company and its affiliates had no prior material relationship with ASI or its securityholders.

Upon the consummation of the Merger (the “Closing”), all outstanding equity interests in ASI were cancelled in exchange for a purchase price of $45.55 million, subject to customary adjustments for working capital. A portion of the consideration was held back in separate escrow accounts for specified periods following the Closing to secure (i) post-Closing indemnification claims of the Company arising out of certain specified matters, if any, and (ii) post-Closing purchase price adjustments. The Company funded the purchase price for the Merger with cash on hand and borrowings under its secured revolving credit facility.

The boards of directors of the Company, CPI CG and ASI have approved the Merger Agreement, the Merger and the transactions contemplated thereby. In addition, ASI received and obtained the requisite securityholder approval for the transactions contemplated by the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by CPI CG, Merger Sub and ASI that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. CPI CG has obtained a representation and warranty insurance policy to insure against certain losses arising from breaches of, or inaccuracies in, the representations and warranties of ASI in the Merger Agreement, which policy is subject to a retention amount, exclusions, policy limits and certain other terms and conditions. Except with respect to losses arising from fraud or willful misconduct, and claims for indemnification arising out of certain specified matters, the Company’s recourse against the ASI securityholders after Closing with respect to breaches of ASI’s representations and warranties will be limited to the half of the retention under the representation and warranty insurance policy and may be subject to a deductible and other limitations set forth in the Merger Agreement.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing summary has been included to provide investors with information regarding the terms of the Merger Agreement, does not purport to be complete and is subject to, and is qualified in its entirety by, the full text, terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, CPI CG, Merger Sub or ASI or to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by the parties thereto in connection with the negotiated terms of the transaction and the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s SEC filings or may have been used for purposes of allocating risk among the parties thereto rather than establishing matters as facts.

Item 2.02 Results of Operations and Financial Condition

On May 7, 2025, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter ended March 31, 2025 (the “Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.2.

Item 7.01   Regulation FD Disclosure.

On May 7, 2025, the Company issued a press release announcing its execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In connection with the issuance of the Earnings Release, the Company is holding a public conference call on May 7, 2025, during which John Lowe, President and Chief Executive Officer, and Jeffrey Hochstadt, Chief Financial Officer, will provide the presentation attached hereto as Exhibit 99.3. Information regarding access to the conference call and webcast is set forth in the Earnings Release.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated May 6, 2025, by and among CPI CG Inc., Apollo Merger Subsidiary, Inc., Arroweye Solutions, Inc., and WT Representative LLC.
99.1*	Press release issued by the Company on May 7, 2025, announcing the acquisition of ASI.
99.2*	Press release issued by the Company on May 7, 2025, announcing the first quarter results.
99.3*	Presentation of the Company dated May 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The information furnished under Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI Card Group Inc.

	By:	/s/ Darren Dragovich
Darren Dragovich
Chief Legal and Compliance Officer
Date: May 7, 2025